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                                                                      EXHIBIT 21

                    SUBSIDIARIES OF THE TIMES MIRROR COMPANY

                              AS OF MARCH 1, 1995*

                                                                           STATE OF
                                    NAME                                 INCORPORATION
        -------------------------------------------------------------    -------------
        The Baltimore Sun Company....................................    Maryland
        CRC Press, Inc...............................................    Florida
        Harry N. Abrams, Incorporated**..............................    New York
        The Hartford Courant Company.................................    Connecticut
        Jeppesen & Co., GmbH**.......................................    Germany
        Jeppesen Sanderson, Inc......................................    Delaware
        Kaset, Inc...................................................    Florida
        Learning International, Inc.**...............................    Delaware
        LOS ANGELES TIMES***.........................................
        Matthew Bender & Company, Incorporated**.....................    New York
        The Morning Call, Inc........................................    Pennsylvania
        Mosby-Year Book, Inc.........................................    Missouri
        National Journal, Inc........................................    Delaware
        Newsday, Inc.**..............................................    New York
        Times Mirror Higher Education Group, Inc.....................    Delaware
        Times Mirror Magazines, Inc.**...............................    New York
        Zenger-Miller, Inc...........................................    California

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  * The names of certain other subsidiaries have been omitted because, considered in the aggregate as a single subsidiary, they would not constitute a significant subsidiary.

 ** 100% owned by a wholly-owned subsidiary of the Registrant. (All other subsidiaries listed above are wholly-owned by the Registrant.)

*** THE LOS ANGELES TIMES is an operating division of the Registrant, rather than a separately incorporated subsidiary.